                                                                    EXHIBIT 10.2


                                ESCROW AGREEMENT


         This Escrow Agreement dated as of August 10, 1999 (this "Agreement") is made by and among (i) Cytation.com Incorporated, a New York corporation ("Parent"), (ii) Gerald A. Paxton ("Paxton") and Thomas J. Burgess (collectively, the "Principals"); (iii) Paxton as agent for the Principals (the "Principals' Agent"), and (iv) Eastern Bank and Trust Company, a Massachusetts banking corporation, as escrow agent (the "Escrow Agent"),

         WHEREAS, pursuant to an Agreement and Plan of Merger dated as of June 18, 1999 (the "Merger Agreement") by and among Parent, CollegeLink.com Incorporated, a Delaware corporation ("Merger Sub"), ECI, Inc., a Massachusetts corporation ("ECI"), the Principals and the Principals Agent, the parties thereto have agreed, subject to the terms and conditions set forth therein, to merge ECI with and into Merger Sub (the "Merger") and thereby to convert all outstanding shares of Common Stock, $.01 par value per share, of the Company ("ECI Common Stock") into (i) shares of Common Stock, $.001 par value per share, of Parent ("Parent Common Stock") and (ii) shares of Series B Preferred Stock, $.01 par value per share, of Parent ("Parent Series B Stock");

         WHEREAS, pursuant and subject to the Merger Agreement, the Principals have agreed to indemnify Parent and certain affiliates of Parent for Parent Claims (as defined below); and

         WHEREAS, it is a condition to the closing of the Merger Agreement, the Principals have agreed to transfer shares of Parent Common Stock and Parent Series B Stock (collectively, "Parent Stock") received in connection with the Merger to the Escrow Agent to be held by the Escrow Agent as security for potential Parent Claims upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

         "Account" means a book entry account (or subaccounting entry within an omnibus account containing the entire Escrow Fund) maintained by the Escrow Agent for each Principal.

         "Allocation Statement" means a statement setting forth the Claim Disbursement Amounts with respect to a Parent Claim and the calculations supporting the determination of such amounts.

         "Certificate Returned by Principals" has the meaning set forth in
Section 8(b)(ii).

         "Certificate Returned by Parent" has the meaning set forth in Section 8(a).

         "Claim Date" has the meaning set forth in Section 6(a).

         "Claim Disbursement Amount" has the meaning set forth in Section 6(b).

         "Claim Notice" has the meaning set forth in Section 6(a).

         "Deposited Certificates" means the certificates representing shares of Parent Stock deposited with the Escrow Agent pursuant to Section 3.

         "Escrow Fund" means the Escrowed Shares and the stock transfer powers held by the Escrow Agent from time to time pursuant to this Agreement.

         "Escrowed Shares" means the shares of Parent Stock held by the Escrow Agent from time to time pursuant to this Agreement.

         "Final Instruction" has the meaning set forth in Section 7.

         "Indemnification Price" means (i) with respect to the calculation of the portion of a Claim Disbursement Amount to be comprised of Parent Common Stock, the closing asked price per share of Parent Common Stock (as quoted on the Nasdaq OTC Bulletin Board) on the business day immediately preceding the Claim Date, and (ii) with respect to the calculation of the portion of a Claim Disbursement Amount to be comprised of Parent Series B Stock, a dollar amount per share equal to the conversion price applicable on the day immediately preceding the Claim Date.

         "Loss" means any damage, loss, cost or expense, including reasonable attorneys' fees and settlement costs, suffered, incurred or paid by any member of the Parent Group in connection with a Parent Claim.

         "Parent Claim" means a claim for any Loss suffered, incurred or paid by any member of the Parent Group and indemnifiable pursuant to the Merger Agreement.

         "Parent Group" means Parent and Merger Sub and each of their respective directors, officers and agents.

         "Pro Rata Share" means, with respect to each Principals, the percentage set forth opposite its name on Schedule A attached hereto.

         "Termination Date" means October 31, 2000.

         "Transfer Agent" means Parent's stock transfer agent, American Securities Transfer, Inc.

         2. Appointment of Escrow Agent. Parent and the Principals hereby appoint the Escrow Agent to serve as agent for the purpose of holding and distributing the Escrow Fund upon the terms and conditions herein set forth, and the Escrow Agent accepts such appointment subject to the terms and conditions hereof.

         3. Deposit of Escrowed Shares.

            (a) Original Deposit. Simultaneously with the execution of this Agreement, each Principal has deposited with the Escrow Agent, for credit to such Principal's Account, (i) a certificate registered in the name of such Principal representing the number of shares of Parent Common Stock set forth opposite such Principal's name on Schedule A hereto, and (ii) a certificate registered in the name of such Principal representing the number of shares of Parent Series B Stock set forth opposite such Principal's name on Schedule A hereto. Each such certificate has been accompanied by a stock transfer power executed in blank by the Principal in whose name the certificate is registered.

            (b) Stock Dividends. If Parent effects a non-taxable (for federal income tax purposes) stock dividend, reclassification or any other change in its capital structure while the Escrow Agent holds any Principal's Escrowed Shares hereunder, Parent shall deposit with the Escrow Agent, for credit to such Principal's Account, a certificate for the number of additional, substituted or new securities to be issued to each such Principal by reason of any such change with respect to such Principal's Escrowed Shares, which deposit shall be accompanied by written notice by Parent to the Escrow Agent identifying such certificate as a Deposited Certificate being delivered pursuant to this Section 3(b). Such shares shall for all purposes constitute Escrowed Shares hereunder and be deemed shares of Parent Stock as such term is used herein. At the time of such deposit, the Principal in whose name the certificate is registered shall deposit with the Escrow Agent a stock transfer power, duly executed in blank by such Principal, relating to the shares covered by such certificate.

            (c) Conversion of Series B Stock. If a Principal converts any escrowed shares of Parent Series B Stock into Parent Common Stock in accordance with the terms and conditions of Certificate of Incorporation of Parent, Parent shall deposit with the Escrow Agent, for credit to such Principal's Account, a certificate for the number of shares of Parent Common Stock to be issued to each such Principal by reason of any such conversion, which deposit shall be accompanied by written notice by Parent to the Escrow Agent identifying such certificate as a Deposited Certificate being delivered pursuant to this Section 3(c). Such shares shall for all purposes constitute Escrowed Shares hereunder and be deemed shares of Parent Stock as such term is used herein. At the time of such deposit, the Principal in whose name the certificate is registered shall deposit with the Escrow Agent a stock transfer power, duly executed in blank by such Principal, relating to the shares covered by such certificate.

            (d) Returned Certificates. If the Transfer Agent issues a Certificate Returned by Parent or a Certificate Returned by Principal to any Principal pursuant to Sections 8(a) or 8(b)(ii), respectively, Parent shall cause the Transfer Agent to deposit such certificate with the Escrow Agent, for deposit to such Principal's Accounts, and Parent shall at the same time send written notice to the Escrow Agent identifying any such certificate as a Deposited Certificate being delivered pursuant to this
Section 3(d). At the time of such deposit, the Principal in whose name the certificate is registered shall deposit with the Escrow Agent a stock transfer power, duly executed in blank by such Principal, relating to the shares covered by such certificate.

            (e) Limitation on Deposits. Notwithstanding any other provision herein, no Principal shall have any obligations to deposit additional shares of Parent Stock with the Escrow Agent because a Claim Disbursement Amount allocated to such Principal exceeds the number of Escrowed Shares in such Principal's Account.

         4. Maintenance of Escrow. The Escrow Agent shall hold the Escrowed Shares in escrow and shall maintain and disburse the Escrowed Shares pursuant to this Agreement. The Escrow Agent shall maintain updated Accounts for each Principal, reflecting increases or decreases in the number of Escrowed Shares.

         5. Certain Rights of Principals.

            (a) Voting. Notwithstanding anything to the contrary herein, each Principal shall have the right to vote all shares of Parent Common Stock in his Account.

            (b) Cash Dividends and Distributions. Notwithstanding anything to the contrary herein, the Escrow Agent shall distribute all cash dividends or other distributions of cash with respect to the Escrowed Shares to the Principals in accordance with their respective Pro Rata Shares of any such distribution or dividend. All such payments shall be made by check, mailed first class postage paid, to the Principals immediately following the receipt of such dividends or distributions by the Escrow Agent.

         6. Assertion of Parent Claim.

            (a) Claim Notice. Parent may assert one or more Parent Claims for which it seeks recovery hereunder on or prior to the Termination Date. Parent shall assert such Parent Claims by delivering a written notice (a "Claim Notice") to the Escrow Agent and the Principals' Agent which includes (i) the date of the Parent Claim Notice (the "Claim Date"), (ii) Parent's estimate of the Loss incurred by the Parent Group in connection with such Parent Claim,
(iii) an Allocation Statement, and (iv) a reasonably detailed summary of the basis for such Parent Claim. Parent may assert one or more Parent Claims in a single Claim Notice.

            (b) Allocation Statement. The Allocation Statement shall include calculations setting forth the number of Escrowed Shares to be disbursed to Parent from each Principal's Account to satisfy a given Parent Claim ("Claim Disbursement Amount"). All disbursements shall be pro rata among Principals and as between shares of Common Stock and Shares of

Preferred Stock. Claim Disbursement Amounts shall be determined by the formula set forth below, subject to any limitations set forth in Article 7 of the Merger Agreement. The Allocation Statement shall include a Claim Disbursement Amount with respect to each Principal. The Allocation Statement shall also indicate whether the Claim Disbursement Amount for any Principal exceeds the number of Escrowed Shares in such Principal's Account.

                   CDA   =   L x Z
                             -----
                               P

          where:

                   CDA   =   The Claim Disbursement Amount for a particular
                             Principal with respect to a Parent Claim (rounded up to the next whole number of shares)

                   L     =   The Loss incurred by the Parent Group in connection
                             with such Parent Claim

                   P     =   The Indemnification Price

                   Z     =   The Pro Rata Share of such Principal

In calculating the Claim Disbursement Amount with respect to a given Parent Claim, Parent shall have complete discretion in determining whether such Parent Claim shall be satisfied by a disbursement of escrowed Parent Common Stock, escrowed Parent Series B Stock or both. The Allocation Statement shall indicate the number of shares of each class of Escrowed Shares that comprise each Principal's Claim Disbursement Amount.

         7. Final Instruction. For the purposes of this Agreement, a "Final Instruction" shall mean a written notice, including an Allocation Statement, delivered to the Escrow Agent directing the disbursement of the Claim Disbursement Amounts relating to a particular Parent Claim, and which expressly states that it is a "Final Instruction" pursuant to this Section 7. Except as provided in Subsections (b) and (d) below, a Final Instruction shall be signed by Parent and the Principals' Agent. A Final Instruction shall be delivered to the Escrow Agent only under the following circumstances, and accompanied by the indicated documentation:

            (a) If the Principals' Agent disputes either the validity, amount or allocation of the Parent Claims described in a Claim Notice, the Principals' Agent shall give written notice of such dispute to Parent, with a copy to the Escrow Agent, within 30 calendar days after receipt by the Principal's Agents of such Claim Notice. In such event, no Final Instruction may be given to the Escrow Agent except as provided in (c) or (d) below.

            (b) If the Principals' Agent fails to respond to a Claim Notice within 30 calendar days after receipt by the Principals' Agent of such Claim Notice, or if the Principals' Agent notifies Parent and the Escrow Agent in writing that there is no dispute with respect to the validity, amount or allocation of the Parent Claims described in a Claim Notice, Parent shall have the right to deliver to the Escrow Agent a Final Instruction, signed only by Parent, with respect to the Parent Claims described in such Claim Notice. Upon receipt of a Final Instruction pursuant to this Section 7(b), the Escrow Agent may (unless it has actual notice to the contrary) presume receipt by the Principal's Agent of the related Claim Notice on the date of receipt thereof by the Escrow Agent (without any duty on its part to confirm the actual date of receipt by the Principal's Agent).

            (c) In the case of a Parent Claim Notice which the Principals' Agent has disputed (as provided in Subsection 7(a) above), if Parent and the Principals' Agent reach an agreement with respect to the validity, amount and allocation of the Parent Claims described in a Claim Notice, Parent and the Principals' Agent shall give the Escrow Agent a Final Instruction, signed by both Purchasers and the Principals' Agent, with respect to such Parent Claims.

            (d) In the case of a Claim Notice which the Principals' Agent has disputed (as provided in Subsection 7(a) above), if an arbitrator or a court of competent jurisdiction issues a final, non-appealable order specifying the amount of Parent' recovery with respect to a Parent Claim, either Parent or the Principals' Agent shall have the right to deliver to the Escrow Agent a Final Instruction with respect to such Parent Claim based on and in compliance with such order, signed only by Parent or the Principals' Agent, as the case may be, and accompanied by a copy of such order.

         8. Distribution of Escrowed Shares.

            (a) Disbursements to Parent. Upon receipt of a Final Instruction, the Escrow Agent shall promptly distribute to Parent from the Escrow Fund shares of Parent Stock in an amount equal to the sum of the Claim Disbursement Amounts set forth in the Allocation Statement of such Final Instruction. The Escrow Agent shall effect such distributions to Parent by delivering to the Transfer Agent such Deposited Certificates and related stock transfer powers and written instructions as are necessary to transfer any Claim Disbursement Amounts from the Accounts of the Principals. Upon receipt thereof, the Transfer Agent shall
(i) issue to Parent one or more certificates registered in the name of Parent representing shares of Parent Stock equal to the sum of the Claim Disbursement Amounts, and (ii) if any positive balance of Parent Stock remains after deducting the appropriate amount of Parent Stock from the surrendered Deposited Certificates of any Principal, Parent shall (A) cause the Transfer Agent to issue one or more certificates registered in the name of such Principal representing the remaining balance of Parent Stock (a "Certificate Returned by Parent") and (B) promptly deliver any Certificates Returned by Parent to the Escrow Agent in accordance with Section 3(d).

            (b) Disbursements to Principals.

                (i) If no Parent Claim is "asserted and unresolved" (as defined below) on the Termination Date, then the Escrow Agent shall promptly deliver to the Principals all of the Escrowed Shares in each such Principal's Account. If any Parent Claim is asserted and unresolved on the Termination Date, then the Escrow Agent shall promptly deliver to each Principal the positive difference, if any, between (A) the Claim Disbursement Amounts relating to such Principal with respect to such Parent Claim and (B) the number of Escrowed Shares in such Principal's Account. Upon receipt of a Final Instruction relating to any Parent Claim that is asserted and unresolved on the Termination Date, the Escrow Agent shall promptly deliver to each Principal the positive difference, if any, between (A) the Claim Disbursement Amounts relating to such Principal in such Final Instruction and (B) the number of Escrowed Shares in such Principal's Account. For the purposes of this Section 7(b), the phrase "asserted and unresolved" means, with respect to any Parent Claim, the Escrow Agent has received a Claim Notice but no Final Instruction with respect to such Parent Claim.

                (ii) In the case of any delivery of Escrowed Shares to Principals pursuant to this Section 8(b), if no Escrowed Shares are then required by the terms hereof to be retained in such Principal's Account, the Deposited Certificates representing such Principals' Escrowed Shares shall be delivered to the Principals. If any Escrowed Shares are required to be retained in any Principal's Account pursuant to the terms of this Section 8(b), the delivery to such Principal anticipated hereby shall be made by the Escrow Agent by delivering to the Transfer Agent the Deposited Certificates representing such Principals' Escrowed Shares and the related stock transfer powers. Parent shall cause the Transfer Agent, upon receipt thereof, to (A) issue and deliver to the Escrow Agent (or directly to such Principal) one or more certificates registered in the name of such Principal representing the shares of Parent Stock to be released to such Principal hereunder and (B) issue and deliver to the Escrow Agent one or more certificates registered in the name of such Principal representing the remaining balance of Parent Stock to be retained by the Escrow Agent in the Principal's Account ("Certificate Returned by Principal") in accordance with Section 3(d).

         9. Limitation of Liability of Escrow Agent; Etc.

            (a) Nature of Duties; Liability; Indemnification. It is understood and agreed that the duties of the Escrow Agent hereunder are purely ministerial in nature and that the Escrow Agent shall not be liable for any error of judgment, fact or law, or any act done or omitted to be done, except for its own willful misconduct or gross negligence or that of its employees and agents. The Escrow Agent's determination as to whether an event or condition has occurred, or been met or satisfied, or as to whether a provision of this Agreement has been complied with, or as to whether sufficient evidence of the event or condition or compliance with the provision has been furnished to it, shall not subject the Escrow Agent to any claim, liability or obligation whatsoever, even if it shall be found that such determination was improper and incorrect; provided, that the Escrow Agent and its employees and agents shall not have been guilty of willful misconduct or gross negligence in making such determination. Parent and the Principals jointly and severally agree to indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability, or expense ("Cost") incurred without gross negligence or willful misconduct on the part of the Escrow Agent, arising out of or in connection with its entering into this Agreement and carrying out its duties hereunder, including costs and expenses of defending itself against any claim of liability in connection herewith or therewith. The right to indemnification set forth in the preceding sentence shall include the right to be paid by Parent and the Principals in respect of Costs as they are incurred (including Costs incurred in connection with defending itself against any claim of liability in connection herewith). The Escrow Agent shall repay any amounts so advanced if it shall ultimately be determined by a final order of a court of competent jurisdiction from which no appeal is or can be taken that the Escrow Agent is not entitled to such indemnification.

            (b) Documents and Instructions. The Escrow Agent acts hereunder as a depository only and shall not be responsible or liable in any manner whatsoever for the genuineness, sufficiency, correctness or validity of any agreement, document, certificate, instrument or item deposited with it or any notice, consent, approval direction or instruction given to it, and the Escrow Agent shall be fully protected, under Section 9(a) above, for all acts taken in accordance with any written instruction or instrument given to it hereunder, and reasonably believed by the Escrow Agent to be genuine and what it purports to be.

            (c) Conflicting Notices, Parent Claims, Demands or Instructions. If at any time the Escrow Agent shall receive conflicting notices, claims, demands or instructions with respect to the Escrow Fund, or if for any other reason it shall in good faith be unable to determine the party or parties entitled to receive any of the Escrowed Shares, the Escrow Agent may refuse to make any distribution or payment and may retain the Escrowed Shares in its possession until it shall have received instructions in writing concurred in by all parties in interest, or until directed by a final order or judgment of a court of competent jurisdiction from which no appeal is or can be taken, whereupon the Escrow Agent shall make such disposition in accordance with such instructions or such order.

            (d) Advice of Counsel. The Escrow Agent may consult with, and obtain advice from, legal counsel and employees in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected and indemnified under Section 9(a) above for all acts taken, in the absence of gross negligence or willful misconduct, in accordance with the opinion and instructions of such counsel, and the costs of such counsel shall be subject to reimbursement under
Section 9(a) above.

            (e) Compensation and Expenses. Parent agree to pay, and shall be solely responsible for, all fees, disbursements and other expenses charged by the Escrow Agent for the performance of the Escrow Agent's services hereunder. The Escrow Agent shall be entitled to reimbursement on demand for all expenses incurred in connection with the administration of this

Agreement or the escrow created hereby which are in excess of its compensation for normal services hereunder, including without limitation, payment of any legal fees and expenses incurred by the Escrow Agent in connection with resolution of any Parent Claim by any party hereunder. Property in the Escrow Fund shall not be used to pay any such fees, disbursements or other expenses.

            (f) Resignation of Escrow Agent. The Escrow Agent may resign at any time upon giving the other parties hereto thirty (30) days' notice to that effect. In such event the successor Escrow Agent shall be such person, firm or corporation as shall be mutually selected by Parent and the Principals' Agent. It is understood and agreed that the Escrow Agent's resignation shall not be effective until a successor Escrow Agent agrees to act hereunder; provided, that in the event no successor Escrow Agent is appointed and acting hereunder within thirty (30) days of such notice, the Escrow Agent may pay and deliver the Escrow Fund into a court of competent jurisdiction; and provided, further, that Parent and the Principal's Agent may appoint a successor escrow agent hereunder at any time so long as such successor shall accept and agree to be bound by the terms of this Agreement (except that any such successor escrow agent shall be entitled to customary fees payable by Parent) and shall be a bank or trust company with a minimum net capital of $100 million as evidenced on their most recently filed audited financial statements, insured by the Federal Deposit Insurance Corporation, authorized to do business in the Commonwealth of Massachusetts and located in Boston, Massachusetts.

         10. Principals' Agent.

             (a) In order to administer efficiently the defense and/or settlement of any Parent Claims, the Principals hereby appoint the Principals' Agent as their agent and representative, and the Principals' Agent hereby accepts such appointment.

             (b) The Principals hereby authorize the Principals' Agent (i) to take all action necessary in connection with the defense and/or settlement of any Parent Claims for which the Parent may be required to indemnify members of the Parent Group pursuant to Article 7 of the Merger Agreement and (ii) to give and receive all notices required to be given and take all action required or permitted to be taken by the Principals under this Agreement.

             (c) In the event that Paxton dies, becomes unable to perform his responsibilities hereunder as a Principals' Agent or resigns from such position, Burgess shall be deemed to be the Principals' Agent for all purposes of this Agreement.

             (d) Parent and the Escrow Agent may rely on any written document signed by the Principals' Agent (or its successor) as evidence of the Principals' Agent authority to act hereunder.

             (e) All decisions and actions by the Principals' Agent, including the defense or settlement of any Parent Claims, shall be binding upon all of the Principals, and no Principal shall have the right to object, dissent, protest or otherwise contest the same.

             (f) By their execution of this Agreement, the Principals agree that:

                 (i) Parent shall be able to rely conclusively on the instructions and decisions of the Principals' Agent as to the settlement of any Parent Claims or any other actions required to be taken by the Principals' Agent hereunder, and no party hereunder shall have any cause of action against any member of the Parent Group for any action taken by any member of the Parent Group in reliance upon the instructions or decisions of the Principals' Agent;

                 (ii) all actions, decisions and instructions of the Principals' Agent shall be conclusive and binding upon all of the Principals and no Principal, nor Parent, shall have any cause of action against the Principals' Agent for any action taken, decision made or instruction given by the Principals' Agent under this Agreement, except for fraud or willful breach of this Agreement by the Principals' Agent;

                 (iii) the provisions of this Section 10 are independent and severable, are irrevocable and coupled with an interest and shall be enforceable notwithstanding any rights or remedies that any Principal may have in connection with the transactions contemplated by this Agreement; and

                 (iv) the provisions of this Section 10 shall be binding upon the heirs, legal representatives, successors and assigns of each Principal, and any references in this Agreement to a Principal or the Principals shall mean and include the successors to the Principals' rights hereunder, whether pursuant to testamentary disposition, the laws of descent and distribution or otherwise.

         11. Notices. All notices, consents, approvals, directions and instructions required or permitted under this Agreement shall be effective when received and shall be given in writing and delivered either by hand or by registered or certified mail, postage prepaid, or by telecopier, and addressed as follows:

         If to any Principal or the Principals' Agent:

             Gerald A. Paxton
             CollegeLink.com Incorporated
             c/o Cytation.com Incorporated
             809 Aquidneck Avenue
             Middletown, RI 02842
             Facsimile: (401) 845-8816

         If to Parent:

             Cytation.com Incorporated
             809 Aquidneck Avenue
             Middletown, RI 02842
             Attention:    General Counsel
             Facsimile: (401) 845-8816

         If to the Escrow Agent:

             Eastern Bank and Trust Company
             217 Essex Street
             Salem, MA 01920
             Attention: William Crivello
             Facsimile: (978) 740-6329

         12. Miscellaneous.

             (a) Entire Agreement, etc. This Agreement and the Merger Agreement contain the entire agreement among the parties with respect to the subject matter hereof and supercede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. In the event of a conflict between the terms and provisions hereof and of the Merger Agreement, the terms and provisions hereof shall govern the rights, obligations and liabilities of the Escrow Agent.

            (b) Amendments and Supplements. This Agreement may not be amended, supplemented or discharged, and no provision hereof may be modified or waived, except by an instrument in writing signed by all of the parties hereto.

             (c) No Waiver. No provision hereof may be waived, except by an instrument in writing signed by the party waiving compliance. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

             (d) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto, and their respective heirs, successors, assigns, distributees and legal Agents.

             (e) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the substantive law of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

             (f) Construction of Agreement. A reference to a Section shall mean a Section in this Agreement unless otherwise expressly stated. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation".

             (g) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed or caused this Escrow Agreement to be duly executed as a sealed instrument as of the day and year first above written.

                                  CYTATION.COM INCORPORATED



                                  By: /s/ Edward F. Hayes
                                      -----------------------------------------
                                      Name: Edward F. Hayes
                                      Title: Chief Financial Officer


                                  /s/ Gerald A. Paxton
                                  ---------------------------------------------
                                  Gerald A. Paxton


                                  /s/ Thomas J. Burgess
                                  ---------------------------------------------
                                  Thomas J. Burgess


                                  /s/ Gerald A. Paxton
                                  ---------------------------------------------
                                  Gerald A. Paxton, as agent for the Principals


                                  EASTERN BANK AND TRUST COMPANY



                                  By: /s/ William P. Crivello
                                      -----------------------------------------
                                      Name: William P. Crivello
                                      Title: Vice President & Trust ***

                                   Schedule A

                       Escrowed Shares and Pro-Rata Shares
                      (as of the date of Escrow Agreement)

                                          Number of
                                       Escrowed Shares
                                   -----------------------
Name                               Common         Series B        Pro Rata Share
----                               ------         --------        --------------
Gerald A. Paxton                   46,669          42,702              71.17%

Thomas J. Burgess                  18,905          17,298              28.83%
                                   ------          ------             ------

Total                              65,574          60,000             100.00%


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